Exhibit 4.1

SPECIMEN SPECIMEN

NUMBER SHARES

JAMES RIVER GROUP HOLDINGS, LTD. INCORPORATED UNDER THE LAWS OF BERMUDA

COMMON SHARES CUSIP G5005R 10 7

THIS CERTIFIES THAT: SPECIMEN IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF $.0002 PAR VALUE EACH OF

JAMES RIVER GROUP HOLDINGS, LTD. transferable on the books of the Company in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the Memorandum of Association and the Bye-laws of the Company.

This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED: COUNTERSIGNED: BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.

1717 ARCH ST., STE. 1300, PHILADELPHIA, PA 19103 TRANSFER AGENT

BY:

AUTHORIZED SIGNATURE

CHAIRMAN AND DIRECTOR

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT -		Custodian
TEN ENT	- as tenants by the entireties		(Cust)		(Minor)
JT TEN	- as joint tenants with right of		under Uniform Gifts to Minors
survivorship and not as tenants	Act
in common		(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

___________________________________________________________________________________ Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________ Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated __________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
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